                                                               Exhibit 15(i)(a)

                                                        DATED: DECEMBER 1, 1995
                                                     AMENDED: DECEMBER 17, 1997


                                    EXHIBIT A
                                       TO
                              FOUNTAIN SQUARE FUNDS

                                 RULE 12B-1 PLAN

                               INVESTMENT A SHARES


         The Rule 12b-1 Plan is adopted by Fountain Square Funds with respect to the Investment A Shares of the Series of the Trust set forth below (the "Applicable Funds"):

                              Commercial Paper Fund
                          Government Cash Reserves Fund
                         U.S. Government Securities Fund
                                Quality Bond Fund
                               Quality Growth Fund
                                  Mid-Cap Fund
                                  Balanced Fund
                             Ohio Tax Free Bond Fund
                            International Equity Fund
                               Equity Income Fund
                              Bond Fund For Income
                               Municipal Bond Fund
                                  Pinnacle Fund

         In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.35% of the average aggregate net asset value of the Investment A Shares of each Applicable Fund held during the month.


                                              FOUNTAIN SQUARE FUNDS

                                              By: /s/ Stephen G. Mintos
                                                  -----------------------------
                                                  Stephen G. Mintos, President

                                                        DATED: DECEMBER 1, 1995
                                                     AMENDED: DECEMBER 17, 1997


                                    EXHIBIT B
                                       TO
                              FOUNTAIN SQUARE FUNDS

                                 RULE 12B-1 PLAN

                               INVESTMENT C SHARES


         The Rule 12b-1 Plan is adopted by Fountain Square Funds with respect to the Investment C Shares of the Series of the Trust set forth below (the "Applicable Funds"):

                         U.S. Government Securities Fund
                                Quality Bond Fund
                               Quality Growth Fund
                                  Mid-Cap Fund
                                  Balanced Fund
                             Ohio Tax Free Bond Fund
                            International Equity Fund
                               Equity Income Fund
                              Bond Fund For Income
                               Municipal Bond Fund
                                  Pinnacle Fund

         In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.75% of the average aggregate net asset value of the Investment C Shares of each Applicable Fund held during the month.


                                              FOUNTAIN SQUARE FUNDS

                                              By: /s/ Stephen G. Mintos
                                                  -----------------------------
                                                  Stephen G. Mintos, President

                                       B-1